UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 19, 2005

                            CHINA GRANITE CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)

              Nevada                   0-30516               88-0448920
  (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)           File Number)       Identification Number)


                         2642 Collins Avenue, Suite 305,
                              Miami Beach, FL 33140
                                ------------------
                    (Address of principal executive offices)

                                 (305) 534-1684
                                   ----------
              (Registrant's telephone number, including area code)

                                       n/a
                             -----------------------
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On January 19, 2005, Mr. Stephen Spoonamore resigned from the board of directors of China Granite Corporation. In tendering his resignation, Mr.
Spoonamore  did  not  express  any  disagreement  with  the  Company.


ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

Exhibit  No.     Description
-----------      ---------------------------------------------------------------
99.1             Letter  of  resignation  from  Mr.  Stephen  Spoonamore  dated
                 January 19, 2005
-----------      ---------------------------------------------------------------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 5, 2005                    CHINA GRANITE CORPORATION,
      ---------------                  a Nevada corporation


                                       By: /s/ Dong Chen
                                       ----------------------
                                       Title: President & CEO
                                       ----------------------


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